UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2009

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 3, 2009, the Company issued a press release describing the award of a contract from the U.S. Marine Corps to demonstrate the ability of the Company’s unmanned K-MAX helicopter to deliver cargo in extreme environments and at high altitudes.  The demonstration will be conducted by Team K-MAX which is comprised of the Helicopters Division of Kaman Aerospace Corporation and Lockheed Martin.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits

(c)       Exhibits

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 - Press Release of the company regarding a contract to demonstrate the unmanned K-MAX helicopter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A Clark
Candace A. Clark
Senior Vice President,
Chief Legal Officer and Secretary

Date: September 3, 2009

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Press release dated September 3, 2009	Attached